UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1933

Date of Report: March 11, 2019
(Date of earliest event reported)

GRYPHON RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53371	98-0465540
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3512 Desert Mesa Road
Roanoke, TX 76262
 (Address of principal executive offices, including Zip Code)

(315) 254-8553
(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure

New independent registered public accounting firm:

             Boyle CPA, LLC:

             On March 11, 2019 we engaged Boyle CPA, LLC ("Boyle") of Red Bank, New Jersey, as our new independent registered public accounting firm. During the fiscal years ended
             December 31, 2018 and 2017, and prior to February 18, 2019 (the date of the new engagement), we had not consulted with Boyle regarding any of the following:

         (i)                    The application of accounting principles to a specific transaction, either completed or proposed.

         (ii)                  The type of audit opinion that might be rendered on our consolidated financial statements, and none of the following was provided to us: (a) a written report, or (b) oral advice that Boyle concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting; or

            (iii)                   Any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v)
                                     of  Regulation S-K, respectively)

    Gryphon Resources, Inc.(PK:GRYO) announces that, as part of its business development, it is in the process of preparing to file a registration statement and is bringing current its reporting requirements with the Securities & Exchange Commission.   It has, therefore, retained the law firm of Davisson & Associates of Minneapolis, MN as the company’s securities counsel. Shareholders can look forward to additional company updates and releases in the coming weeks on the official company website at https://gryo.co/home/

Contact email info@gryo.com (315) 254-8553

Forward Looking Statements

    This press release includes statements that may constitute ''forward-looking'' statements, usually containing the words ''believe,'' ''estimate,'' ''project,'' ''expect'' or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, acceptance of the Company's current and future products and services in the marketplace, the ability of the Company to develop effective new products and receive regulatory approvals of such products, competitive factors, dependence upon third-party vendors, and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

____________________________
GRYPHON RESOURCES, INC .

Date: March 11, 2019	By: /s/ Anthony Lombardo
Anthony Lombardo, CEO

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